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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 29, 2008

                          BERKSHIRE HILLS BANCORP, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                         0-51584                 04-3510455
      --------                         --------                ----------
(State or other jurisdiction of       (Commission             (IRS Employer
         incorporation)               File Number)          Identification No.)

      24 North Street, Pittsfield, Massachusetts               01201
      ------------------------------------------               -----
      (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (413) 443-5601
                                                            -------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
            ---------------------------------------------

      On April 29, 2008, Berkshire Hills Bancorp, Inc., the holding company for Berkshire Bank, announced its financial results for the quarter ended March 31, 2008 and the declaration of a quarterly dividend of $0.16 per share. The press release containing these announcements is filed as Exhibit 99.1 and incorporated herein by reference.

ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
            ------------------------------------------------------------------
            APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
            -------------------------------------------------------------
            CERTAIN OFFICERS.
            ----------------

      (b) On April 29, 2008, Guy H. Boyer provided notice to Berkshire Bank that he would be resigning as Executive Vice President, Retail Banking of Berkshire Bank, effective on May 9, 2008.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

(a) Financial Statements of Businesses Acquired: Not applicable

      (b)   Pro Forma Financial Information:  Not applicable

      (c)   Shell Company Transactions:  Not applicable

      (d)   Exhibits

            Number            Description
            ------            -----------

            99.1              Press Release Dated April 29, 2008

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    Berkshire Hills Bancorp, Inc.



Date: April 30, 2008                By: /s/ Kevin P. Riley
                                        --------------------------------------
                                        Kevin P. Riley
                                        Executive Vice President, Treasurer and
                                        Chief Financial Officer